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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 12, 1998


                                    THQ INC.


               (Exact name of registrant as specified in charter)


                                    Delaware
                          (State or other jurisdiction
                       of incorporation or organization)

                        Commission File Number: 0-18813

                                   13-3541686
                      (I.R.S. employer identification no.)

                          5016 North Parkway Calabasas
                          Calabasas, California 91302
                        (Address of principal executive
                          offices, including zip code)

                                 (818) 591-1310
                        (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

                    On August 12, 1998, the Registrant released the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit             Exhibit Description
-------             -------------------
99.1                Press Release dated August 12, 1998.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        THQ INC.


                                        By:  /s/ Fred A. Gysi
                                             --------------------------------
                                             Fred A. Gysi
                                             Vice President - Finance and
                                             Administration, Chief Financial
                                             Officer and Secretary

                                             Date: August 12, 1998